EXHIBIT 99.1

FOR IMMEDIATE RELEASE

BioNexus Gene Lab Corp. (Nasdaq: BGLC) Announces Strategic Agreements with Fidelion Diagnostics for Southeast Asia MRD Commercialization

Kuala Lumpur, Malaysia & Singapore — November 12, 2025 — BioNexus Gene Lab Corp. (“BGLC,” Nasdaq: BGLC) today announced it has entered into definitive agreements with Fidelion Diagnostics Pte. Ltd. (“Fidelion”) and Tongshu Biotechnology (Hong Kong) Co., Limited (“Tongshu”), among other parties, to commercialize VitaGuard™, a high-fidelity, tumor-naïve liquid-biopsy platform for minimal residual disease (MRD).

The parties executed a Share Subscription and Shareholders’ Agreement aligning ownership and governance around a rapid Southeast Asia rollout.

The collaboration is intended to support the development and planned commercialization of MRD testing in Southeast Asia through aligned ownership, licensing and operational support.

Just as the sub-$1,000 genome unlocked mainstream sequencing, BGLC, Fidelion, and Tongshu aim to deliver the same cost-curve collapse for MRD.

Transaction Highlights

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Cross-equity alignment: BGLC will receive new Fidelion shares equal to at least 15 % of Fidelion’s fully diluted share capital; Fidelion will receive newly issued, restricted BGLC shares equal to 19.9 % of BGLC’s pre-money outstanding shares. The BGLC issuance will be made in a private transaction exempt from registration under the Securities Act.

•	Exclusive ASEAN license: Completion is conditioned on an IP License Agreement granting BGLC exclusive commercialization rights across ASEAN.

“Moving from agreements to execution marks the next growth chapter for BGLC. The sub-$1,000 genome changed medicine by collapsing cost without losing quality. We intend to do the same for MRD — bringing high-fidelity, tumor-naïve blood tests to everyday care across ASEAN. These agreements align our teams to advance high-fidelity, tumor-naïve MRD testing across Southeast Asia as we work through initial regulatory pathways and commercial preparation”, said Sam Tan, Chief Executive Officer of BGLC and Fidelion.

“VitaGuard™ was engineered to work in the real-world. By uniting Tongshu’s research, Fidelion’s product development, and BGLC’s planned Southeast Asia commercialization, we aim to expand access to tumor-naïve MRD testing in routine care.”, said Dr. Yan Linghua, Chief Executive Officer of Tongshu Gene and Director of Fidelion.

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Why It Matters

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Clinical impact: VitaGuard™ has shown the ability to detect ctDNA down to 0.02 % variant allele frequency at ~ 20,000× depth, recovering ~ 95 % cfDNA. Tumor-naïve design means no tissue sample required.

•	Economic impact: Subject to regulatory clearances and adoption, the parties intend to pursue approaches that broaden access to MRD testing in Southeast Asia.

Strategic Highlights

•	Regional rollout: BGLC expected to lead regulatory submissions and commercialization efforts in South East Asia, with an intended initial focus in Singapore and Malaysia.

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AI-ready data: Subject to applicable laws and approvals, the collaboration contemplates data-driven product development and potential companion-diagnostic programs, building longitudinal datasets for future AI and companion-diagnostic programs.

Liquid-Biopsy 101

What it is: A blood test that detects tiny fragments of tumor DNA (ctDNA).

Why it helps: Spots recurrence months earlier than imaging; one tube, no surgery.

Tumor-naïve edge: Works without tumor tissue — “face recognition without a mugshot.”

The tipping point: As the $1,000 genome democratized sequencing, VitaGuard™ aims to increase access to MRD testing.

Next Steps

The parties expect completion following satisfaction of remaining conditions precedent within the specified period.

About Fidelion Diagnostics

Singapore-based Fidelion Diagnostics commercializes VitaGuard™, a high-fidelity, tumor-naïve MRD platform combining proprietary chemistry and integrated reagents, outside of China.  Visit them at: http://www.fideliondx.com.

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About Tongshu Gene

Tongshu Gene, headquartered in Wuxi, China, is the original developer of the VitaGuard™ technology and serves as Fidelion’s R&D and manufacturing partner.

About BioNexus Gene Lab Corp.

BioNexus Gene Lab Corp. (Nasdaq: BGLC) advances precision diagnostics and AI-enabled health technologies to make next-generation testing accessible, affordable, and actionable throughout Southeast Asia.  Find out more on http://www.bionexusgenelab.com.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of BioNexus Gene Lab Corp., nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements by terminology such as “may,” “should,” “could,” “would,” “will,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “continue,” “potential,” and similar expressions.

Forward-looking statements in this press release include, without limitation, statements regarding: (i) the negotiation, execution, performance, and closing of definitive agreements among BioNexus Gene Lab Corp. (“BGLC”), Fidelion Diagnostics Pte. Ltd. (“Fidelion”), and Tongshu; (ii) the anticipated structure and terms of the Southeast Asia license and related intellectual property arrangements; (iii) expected timelines for regulatory submissions and commercial rollout in Singapore, Malaysia, and other ASEAN markets; (iv) the potential operational, clinical, and economic benefits of the VitaGuard platform, including expanding access to the test; and (v) our expectations regarding manufacturing scale-up, market adoption, partnerships, and execution of our regional strategy.

These forward-looking statements are based on a number of assumptions, including that: (a) the parties obtain required corporate, contractual, and regulatory approvals and satisfy applicable conditions precedent on expected timelines; (b) counterparties perform their obligations under the definitive agreements; (c) regulatory pathways and policies in relevant ASEAN jurisdictions remain conducive to review and clearance of the VitaGuard platform; (d) supply chain, quality, and manufacturing scale-up proceed as planned; and (e) market, reimbursement, and competitive conditions are generally consistent with current expectations.

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Actual results could differ materially from those anticipated due to risks and uncertainties, including, among others: (i) failure to timely negotiate, execute, or close one or more contemplated agreements, or to satisfy conditions precedent; (ii) delays or negative determinations in regulatory submissions or approvals; (iii) challenges in transferring, protecting, or enforcing intellectual property, or in maintaining third-party rights; (iv) manufacturing, quality, or supply-chain constraints; (v) slower-than-expected clinical adoption, pricing, or reimbursement; (vi) dependence on counterparties and third-party service providers; (vii) competition and technological change; (viii) macroeconomic, geopolitical, or public-health developments; (ix) compliance with stock-exchange, securities, and other regulatory requirements; (x) risks related to governance, potential conflicts of interest, and related-person approvals, including with respect to any concurrent service by a Company executive at Fidelion and any inducement or incentive arrangements; (xi) any requirement to obtain shareholder approval under applicable stock-exchange rules; and (xii) other risks described under “Risk Factors” in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Except as required by law, BioNexus Gene Lab Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor & Media Contacts

BGLC Investor Relations: ir@bionexusgenelab.com

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